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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported):   February 3, 2006
                                                    (February 3, 2006)
                                                  -----------------------

                           THE TOWN AND COUNTRY TRUST
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             (Exact name of registrant as specified in its charter)


        Maryland                        001-12056                52-6613091
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(State or other jurisdiction           (Commission             (IRS Employer
    of incorporation)                  File Number)          Identification No.)


          300 East Lombard Street, Baltimore, MD                 21202
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         (Address of principal executive offices)              (ZIP Code)


Registrant's telephone number, including area code:  (410) 539-7600
                                                   -----------------------------


                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS

On February 3, 2006, The Town and Country Trust (the "Trust") issued a press release announcing that its Board of Trustees had declared the Trust's regular quarterly dividend. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits

     99.1     Press Release, dated February 3, 2006.



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                                  EXHIBIT INDEX

Exhibit No.                            Description
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    99.1                  Press Release, dated February 3, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE TOWN AND COUNTRY TRUST


                                                By: /s/ Alan W. Lasker
                                                    ---------------------------
                                                    Alan W. Lasker
                                                    Senior Vice President
                                                    and Chief Financial Officer


Dated:  February 3, 2006

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